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                                                                   Exhibit 10.18

                             SUBSCRIPTION AGREEMENT


JMAR Industries, Inc.
3956 Sorrento Valley Boulevard
San Diego, California 92121

Gentlemen:


1. Pursuant to the terms of the offer contained in the Confidential Private Offering Memorandum dated October 1, 1997 (said Memorandum, including the exhibits and attachments thereto, being hereinafter called the "Memorandum"), the undersigned hereby tenders this subscription and applies for the purchase of the number of Units set forth on the signature page of this agreement, each Unit consisting of four shares of Common Stock and a Warrant to purchase one share of Common Stock, at $4.40 per share, of JMAR Industries, Inc. (the "Company"), at a purchase price of $13.60 per Unit. The minimum subscription has been established at $25,000.00 (U.S.) (i.e, approximately 1,838 Units), but investments for less than the minimum may be made and partial Units may be purchased in the discretion of Baytree Associates, Inc. (the ?Placement Agent?). Together with this Subscription Agreement, the undersigned is delivering to the ?Globe Trust, as Escrow Agent for JMAR Industries, Inc.? a check in the full amount of the purchase price for the Units which it is subscribing for pursuant hereto or funds by wire transfer in accordance with the instructions provided herewith.

               2. Representations and Warranties. In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

                      (i) The undersigned has received and carefully reviewed
               the Memorandum, and except for the Memorandum, the undersigned has not been furnished with any other materials or literature relating to the offer and sale of the Units;

                      (ii) The undersigned has had a reasonable opportunity to
               ask questions of and receive answers from the Company concerning the Company and the offering, and all such questions, if any, have been answered to the full satisfaction of the undersigned;

                      (iii) The undersigned has such knowledge and expertise in
               financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Units as described in the Memorandum;



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                      (iv) The Confidential Purchaser Questionnaire being
               delivered by the undersigned to the Company simultaneously herewith is true, complete and correct in all material respects; and the undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the "Act"), relating to non-public offerings is applicable to the offer and sale of the Units, based, in part, upon the representations, warranties and agreements made by the undersigned herein and in the Confidential Purchaser Questionnaire referred to above;

                      (v) Except as set forth herein and in the Memorandum, no
               representations or warranties have been made to the undersigned by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the undersigned is not relying upon any information, other than that contained in the Memorandum and the results of independent investigation by the undersigned;

                      (vi) The undersigned understands that (a) the Common Stock and the Common Stock issuable upon exercise of the Warrants have not been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Act and exemptions contained in applicable state laws;
               (b) the Units and the securities comprising the Units are and will be "restricted securities", as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (c) the Units and the securities comprising the Units may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (d) other than as set forth in the Registration Rights Agreement, the Company is under no obligation to register the Units or the securities comprising the Units under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; and (e) the Common Stock and Warrants will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof;

                      (vii) The undersigned is acquiring the Units solely for
               the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof;

                      (viii) The undersigned will not sell or otherwise transfer any of the Common Stock or the Common Stock issuable upon exercise of the Warrants or any interest therein, unless and until (a) said securities shall have first been registered under the Act and all applicable state securities laws; or (b) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably

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               satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

                      (ix) The undersigned has full power and authority to
               execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder; and this Subscription Agreement is a legally binding obligation of the undersigned in accordance with its terms; and

                      (x) The undersigned is an "accredited investor," as such
               term is defined in Regulation D of the Rules and Regulations promulgated under the Act and as set forth in the Confidential Purchaser Questionnaire.

               3. The undersigned understands that this subscription is not binding upon the Company until the Company accepts it, which acceptance is at the sole discretion of the Company together with the Placement Agent and is to be evidenced by the Company's execution of this Subscription Agreement where indicated. This Subscription Agreement shall be null and void if the Company does not accept it as aforesaid.

               4. The undersigned understands that the Company, with the concurrence of the Placement Agent, may in its sole discretion, reject this subscription and, in the event that the offering to which the Memorandum relates is over-subscribed, offer partial Units or reduce this subscription in any amount and to any extent, whether or not pro rata reductions are made of any other investor's subscription.

               5. The undersigned agrees to indemnify the Company and hold it harmless from and against any and all losses, damages, liabilities, costs and expenses which it may sustain or incur in connection with the breach by the undersigned of any representation, warranty or covenant made by it herein.

               6. Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned.

               7. This Subscription Agreement (i) may only be modified by a written instrument executed by the undersigned and the Company; (ii) sets forth the entire agreement of the undersigned and the Company with respect to the subject matter hereof; (iii) shall be governed by the laws of the State of California applicable to contracts made and to be wholly performed therein; and
(iv) shall inure to the benefit of, and be binding upon the Company and the undersigned and its respective heirs, legal representatives, successors and assigns.

               8. Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.



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               9. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth in the Confidential Purchaser Questionnaire referred to above; and if to the Company, to JMAR Industries, Inc., 3956 Sorrento Valley Boulevard, San Diego, California 92121, Attention: Dennis Valentine -- or to such other address as the Company or the undersigned shall have designated to the other by like notice.

               IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 3rd day of November, 1997.




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                                 SIGNATURE PAGE


Organization Signature:                     Individual Signature:

Banque Edouard Constant SA
-------------------------------------       ----------------------------
Print Name of Subscriber


By: /s/J.G. Mallet /s/B. Pellissier
-------------------------------------       ----------------------------
                                            Signature(s)


    Legal Adviser
-------------------------------------       ----------------------------
    Print Name and Title of                 Print Name(s)
    Person Signing


-------------------------------------       ----------------------------
                                            Print Name(s)


Number of Units Subscribed for:   250,000
                                ----------


                   (Please print information below exactly as
              you wish it to appear in the records of the Company)


-------------------------------------       ----------------------------
Name and capacity in which subscription is  Social Security Number of Individual
made -- see below for particular            or other Taxpayer I.D. Number
requirements

Address:                                    Address for notices if different:


-------------------------------------       ----------------------------
Number and Street                                  Number and Street

-------------------------------------       ----------------------------
City          State          Zip Code       City       State   Zip Code


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Please indicate form of ownership (if applicable):


--------------------------------        ----------------------------------------
TENANTS-IN-COMMON                       JOINT TENANTS WITH RIGHT OF SURVIVORSHIP
(Both Parties must sign above)         (Both Parties must sign above)



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                           ACCEPTANCE OF SUBSCRIPTION

                              JMAR INDUSTRIES, INC.


        The foregoing subscription is hereby accepted by JMAR Industries, Inc. this 7th day of November, 1997, for 250,000 Units.

                                            JMAR INDUSTRIES, INC.


                                            By: /s/John S. Martinez
                                               ---------------------------------
                                               Name:      John S. Martinez
                                               Title:     Chairman & CEO


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